                                                                      EXHIBIT 99

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, each of the undersigned officers of Analytical Surveys, Inc. (the "Company") hereby certifies that the Company's annual report on Form 10-K for the year ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date: December 19, 2002          /s/  J. Norman Rokosh
                                           -------------------------------------
                                           J. Norman Rokosh
                                           President and Chief Executive Officer


          Date: December 19, 2002          /s/  Michael A. Renninger
                                           -------------------------------------
                                           Michael A. Renninger
                                           Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.